                                BLT LEASING CORP.


                       [original illegible] Third Avenue
                            New York, New York  10158           Equipment Lease
                                 (212) 236-0860                 No. 1333


LESSEE:     O'Brien Environmental Energy, Inc.
            225 South Eighth Street
            Philadelphia, PA 19106
				                  LOCATION OF EQUIPMENT
SELLER:                                     (If other than Lessee's Address):

QUANTITY    DESCRIPTION OF LEASED EQUIPMENT: MODEL NO., CATALOG NO.      PRICE
            OR OTHER IDENTIFICATION



         See Equipment Schedule attached hereto and made part hereof.

							TOTAL  =  $ 380,000.00

                             TERMS AND CONDITIONS OF LEASE

A. MONTHLY RENT PAYMENT     B. TERM OF LEASE     C. COMMENCEMENT DATE
   $ 8,740.00		       60 MONTHS
   --------------------	       -------------        -----------------

D. ADVANCE RENTALS     	    E. RENTAL INSTALLMENT(S) TO WHICH ADVANCE
   $ 8,740.00                  RENTALS SHALL BE APPLIED 1st MONTHS
   --------------------	       --------------------------------------
ADDITIONAL PROVISIONS (IF ANY)

           1. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor the personal property described above and in any Schedule signed by the parties and made a part hereof (herein called "Equipment").

            2. The term of this lease ("Entire Term") shall be the number of months stated in B (plus any partial month if the commencement date is other than the first day of a month), commencing on the date stated in C. Lessee authorizes Lessor to insert said commencement date, provided such date shall not be earlier than the date of delivery to Lessee of the Equipment or a substantial part thereof.

            3. The total rent for the Entire Term of this lease is equal to the monthly rent payment stated in A multiplied by the number of months stated in B (plus a pro-rata portion of one month's rent if the commencement date is other than the first day of a month). Lessee agrees to pay the total rent in monthly installments, in advance, each in the amount stated in A (except, in the event the commencement date is other than the first day of a month, the first installment, which shall be a pro-rata portion of said amount), commencing on the date stated in C and continuing on the first day of each month thereafter. The
Advance Rentals stated in D shall be paid by Lessee prior to Lessor's acceptance of this Lease and shall be applied to the

<Page 2>

rental installments stated in E. Payment of all rentals shall be made to Lessor at its above-stated address, or as it shall otherwise designate in writing.

            4. Lessor make NO WARRANTIES as to the Equipment and none shall be implied, including without limitation, its condition, merchantability or fitness for a particular purpose or compliance with any applicable governmental requirements or regulation.
Lessee agrees to look solely to the manufacturer, seller or carrier of the Equipment for any claim arising from any defect, breach of warranty, failure or delay in delivery, misdelivery or inability to use the Equipment for any reason whatsoever and Lessee's obligations to Lessor hereunder shall not in any manner be affected thereby. Lessor shall not be liable for any loss, damage or expense caused directly or indirectly by any item of Equipment, the use, maintenance, repair or servicing thereof, by any delay or failure to provide same, by any interruption of service or loss of service or loss of use, or for any loss of business or other consequential damages however caused.

            5. Lessee has selected and requested Lessor to order the Equipment from the above named Seller. Lessor agrees to order same from Seller but shall not be liable for specific performance or damages if for any reason Seller delays or fails to fill the order. Lessor has no obligation to install the Equipment and Lessee shall look solely to Seller for any manuals or other literature relating to the Equipment.

            6. Lessee shall accept the Equipment upon its delivery and authorizes Lessor to insert herein the serial numbers and any additional description of the items of Equipment so delivered.
Unless Lessee gives Lessor and Seller written notice of each defect or other proper objection to any item of Equipment within five (5) business days after delivery thereof, it shall be conclusively presumed that the Equipment was duly delivered and unconditionally accepted by Lessee. If Lessee refuses delivery of any item of Equipment for any reason whatsoever, then and in that event, Lessee agrees to pay the price invoiced to Lessor by Seller, or if such payment is not made, Lessee does indemnify and hold Lessor harmless from and agrees to protect and defend Lessor at Lessee's expense against any claim of liability and damage by Seller with reference to such item. Upon such payment, this lease shall terminate as to said item of Equipment only, and the rental hereunder shall be proportionately adjusted. The purchase order, if any, may, at Lessor's option, provide in substance that if Lessee shall refuse to accept delivery of any item ordered, Lessor shall be deemed relieved of any liability under such purchase order and that all obligations thereunder shall, upon such refusal, be deemed solely those of Lessee, with the same force and effect as if Lessee, instead of Lessor, had placed such order; and Lessee hereby agrees in such event, to be bound by

<Page 3>

such provision. Lessor shall not be responsible for the failure of the purchase order to contain any description, specification, term or condition with respect to any item leased hereunder, or its delivery, assembly or installation, not set forth herein.

            7. Lessee shall keep the Equipment within the United States at the above-stated Location of Equipment or, if none is specified, at Lessee's above-stated address within the United States and Lessee shall not remove any of the same therefrom without Lessor's prior written consent not unreasonably withheld (except, in the event the Equipment is installed in a motor vehicle, such motor vehicle shall be principally garaged at the above-stated Location of Equipment and may be temporarily removed therefrom in connection with the ordinary use of such motor vehicle).

            8. Lessee shall use the Equipment in a careful manner and shall, at its expense, keep the Equipment in good repair and comply with all laws, ordinances, regulations or requirements of any governmental authority, official, board or department relating to its installation, possession, use or maintenance.

            9. The Equipment is, and shall at all times remain, the property of Lessor and Lessee shall have no right, title or interest therein or thereto except as set forth herein. Upon
Lessor's request, Lessee shall affix and keep in a prominent place on each item of Equipment labels, plates or other markings indicating that the Equipment is owned by Lessor.

            10. Lessee shall not make any modifications, alterations, additions or improvements to the Equipment outside of industry standards without Lessor's prior written consent. All such additions and improvements shall belong to Lessor. The Equipment shall remain personal property regardless of its affiliation to any realty. Lessor shall have the right to enter Lessee's premises during business hours to inspect the Equipment and observe its use. Lessee represents, warrants and covenants that, unless Lessee owns the premises in which the Equipment is to be located and said premises are not subject to any mortgage or lease, Lessee shall provide Lessor, within 30 days following the execution by Lessee of this lease, with a waiver from each lessor or mortgagor of the premises in which the Equipment is to be located of any rights which such lessor or mortgagor may have in respect of the Equipment (including, but not limited to, claims against the Equipment by reason of accession, distraint or that the Equipment constitutes a fixture affixed to real property) and to procure for Lessor, in form acceptable to Lessor, such documents with respect to such waiver as Lessor may reasonably request.

<Page 4>

            11. Lessee shall bear the entire risk of loss, theft, destruction of or damage to the Equipment or any part thereof from any cause whatsoever and shall not be relieved of the obligation to pay the total rent or any other obligation hereunder because of any such occurrence. In the event of damage to any item of Equipment, Lessee, at its sole expense and at the option of Lessor, shall immediately place the same in good repair. If Lessor determines that any item of Equipment is lost, stolen, destroyed or damaged beyond repair, Lessee, at its sole expense and at the option of Lessor, shall (a) replace the same with like equipment in good repair, or (b) acquire Lessor's interest in such item of Equipment by paying Lessor in cash in addition to any other amount due hereunder, the unpaid balance of the total rent for the unexpired term hereof attributable to said item. Upon Lessor's receipt of such payment, Lessee shall be entitled to Lessor's interest in said item and to possession of same at its then location, as is, and without recourse to Lessor.

            12. Lessee shall, at its expense, keep the Equipment fully insured favor of Lessor against loss, fire, theft, damage or destruction from any cause whatsoever in an amount not less than the total rent hereunder, and such additional insurance against injury, loss or damage to persons or property arising out of the use or operation of the Equipment as is customarily maintained by the owners of like property, with companies satisfactory to Lessor under policies providing for 30 days' notice to Lessor of modification or cancellation by the insurer or Lessee. Each policy shall provide that, as to the interest or coverage of Lessor or Lessor's assignee, the insurance afforded thereby shall not be suspended, forfeited, or in any manner prejudiced by any default or by any breach of warranty, condition, or covenant on the part of Lessee. Lessor, at its option, may apply any proceeds of said insurance to replace or repair the Equipment and/or to Lessee's obligations hereunder. If Lessee shall fail to provide said insurance or, within ten (10) days after Lessor's request therefor, shall fail to deliver the policies or certificates thereof to Lessor, then Lessor, at its option, shall have the right to procure such insurance and to add the cost thereof to the rent payment next becoming due which Lessee agrees to pay as additional rent.

            13. Lessee covenants and agrees to keep the Equipment free and clear of all levies, liens, and encumbrances and to pay all charges, taxes and fees which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase, possession or use of the Equipment except taxes on or measured by Lessor's income. If any of same shall remain unpaid when due, Lessor may pay same and add such payment to the rent payment next becoming due, as additional rent.

<Page 5>
            14. Lessee agrees to indemnify and save Lessor harmless from any and all claims, actions, proceedings, expenses, damages and liabilities, including reasonable attorneys' fees, arising out of or in any manner pertaining to the Equipment or this lease including, without limitation, the ownership, selection, possession, purchase, delivery, installation, leasing, operation, use, control, maintenance and return of the Equipment, any claims of trademark, patent or copyright infringement with respect to the Equipment and the recovery of claims under insurance policies thereon. Lessee's obligation to indemnify Lessor pursuant to this paragraph shall survive any termination of this lease.

            15. Lessee shall not assign, pledge, mortgage or otherwise transfer or encumber any of its rights under this lease or in the Equipment or any part thereof, nor sublet any part thereof, nor permit its use by anyone other than Lessee and its regular employees, without Lessor's prior written consent. Any such purported transfer, assignment or other action without Lessor's written consent shall be void. Lessor may, without notice, transfer or assign this lease or any interest herein and may mortgage, encumber or transfer any of its right or interest in and to the Equipment or any part thereof and, without limitation, each assignee, transferee and mortgagee shall have the right to transfer or assign its interest. Each such assignee, transferee and mortgagee shall have all of the rights but none of the obligations of Lessor under this lease and Lessee shall not assert against any of them any defense, claim, counterclaim or set-off that Lessee may have against Lessor.

            16. As used in this lease, the term "Event of Default" shall mean any of the following: (a) the failure by Lessee to make any payment when due hereunder or the failure by any Obligor (as hereinafter defined) to pay when due any of the Liabilities
(as hereinafter defined); (b) the failure by an Obligor to observe or perform (i) any other agreement or obligation to be observed or performed hereunder or under any agreement, document or instrument delivered to Lessor by or on behalf of an Obligor or otherwise relating to any of the Liabilities (collectively, the "Other Documents"), or (ii) any other obligation of an Obligor to Lessor or to Bank Leumi Trust Company of New York ("Bank"); (c) any representation made by or on behalf of any Obligor in this lease or in any of the Other Documents shall at any time prove to have been incorrect or untrue when made; (d) the making by an Obligor of any misrepresentation to Lessor or the failure on the part of an Obligor to disclose to Lessor any material fact in connection with this lease or otherwise, either contemporaneously herewith or at any time prior or subsequent to the execution hereof; (e) the material breach by an Obligor of any warranty contained herein or in any of the Other Documents;
(f) a default in the payment of any indebtedness owed to any individual in excess of 1/2 million or entity other than Lessor

<Page 6>

or Bank, or a default in the performance or observance of the terms of any agreement, document or instrument pursuant to which such indebtedness was created, secured or guaranteed, the effect of which default is to cause or permit the holder of any such indebtedness to cause the same to be due prior to its stated maturity (whether or not such default is waived by the holder thereof); (g) the failure of an Obligor to pay, withhold, collect or remit when asserted or due any tax, assessment or other sum payable with respect to the Equipment or any security for any of the Liabilities (including without limitation any premium on any insurance policy with respect (to any of the Equipment or any security for any of the Liabilities, or any insurance policy assigned to Lessor as security for any of the Liabilities), or the making of any material tax assessment against any Obligor by the United States or any state or local government not contested in good faith; (h) the entry of a judgment against an Obligor or any attachment, levy or execution against any property of an Obligor, or the condemnation or seizure of any part of any property of an Obligor by any governmental authority or court at the instance of such governmental authority; (i) the death of an Obligor, if an individual, or the death of any individual member of an Obligor, if a partnership or joint venture; (j) the suspension of the usual business of an Obligor, or the dissolution, liquidation or other termination of existence of an Obligor, or the adoption of any resolution for the dissolution, liquidation or other termination of existence of an Obligor;
(k) the failure of an Obligor (or any admission in writing by an Obligor of its inability) to generally pay its debts as they become due or the insolvency or business failure of an Obligor;
(l) the filing of an application for appointment of a trustee, custodian or receiver for an Obligor or of any part of an Obligor's property, or an assignment for the benefit of creditors by an Obligor, or the making or sending of notice of any intended bulk transfer by an Obligor; (m) the filing of a petition in bankruptcy by or against an Obligor, or the commencement by or against an Obligor of any proceeding under any bankruptcy or insolvency law or statute, or any law or statute relating to the relief of debtors or arrangement of debt, readjustment of indebtedness, reorganization, receivership or composition, or the extension of indebtedness; or (n) such a change in the condition or affairs (financial or otherwise) of an Obligor as shall, in the sole opinion of Lessor, increase Lessor's risk with respect to this lease, the Equipment or any of the Liabilities or any security therefor. [original illegible] Upon the occurrence of an Event of Default, then, at Lessor's option, the entire unpaid total rent for the balance of the Entire Term hereof shall be at once due and payable and Lessor may, without demand or legal process, terminate this lease and enter upon the premises where the Equipment is located, take possession of and remove same, and exercise any one or more of the following rights and remedies, without liability to Lessee therefor and without affecting

<Page 7>

Lessee's obligations hereunder: (i) sell, lease or otherwise dispose of the Equipment or any part thereof at one or more public or private sales, leases or other dispositions, at wholesale or retail, for such consideration, on such terms, for cash or on credit, as Lessor may deem advisable, on at least ten
(10) days' notice to Lessee of any public sale or of the time after which a private sale, lease or other disposition may be made (which notice Lessee acknowledges is reasonable); or
(ii) retain the Equipment or any part thereof, crediting Lessee with the then reasonable rental value thereof for the balance of the Entire Term of this lease; or (iii) pursue any other remedy granted by any existing or future document executed by Lessee or by law. Lessee agrees to pay all Lessor's expenses, including but not limited to the costs of repossessing, storing, repairing and preparing Equipment for sale or lease, commissions payable in connection with any such sale or lease, and reasonable attorney's fees if an attorney shall be consulted. The net proceeds realized from any such sale, lease or other disposition or the exercise of any other remedy, after deducting therefrom an amount equal to 20% of the invoice cost of the Equipment and all expenses (which amount shall be retained by Lessor), shall be applied toward payment of the unpaid rentals hereunder through the end of the Entire Term of this lease. Lessee to remain liable for any deficiency. Any amount due Lessor under this paragraph shall be deemed liquidated damages for the breach hereof and not a penalty. All rights and remedies of Lessor shall be cumulative and not alternative. Lessor's failure to exercise or delay in exercising any right or remedy shall not be construed as a waiver thereof, nor shall a waiver on one occasion be construed to bar the exercise of any right or remedy on a future occasion.

            For purposes of this lease, (a) the term "Obligor" shall mean Lessee and any guarantor or hypothecator or any other party liable for any of the Liabilities of Lessee in addition to Lessee, and (b) the term "Liabilities" shall mean all liabilities and obligations of any kind of all Obligors (or any partnership, joint venture or other group of which an Obligor is a member) to Lessee or Bank whether (i) for the account of Lessor or Bank, or as agent for others, (ii) acquired directly or indirectly by Lessor or Bank from Lessee or others, (iii) absolute or contingent, joint or several, secured or unsecured, liquidated or unliquidated, due or not due, contractual or tortious, or now existing or hereinafter arising, or (iv) incurred by an Obligor as principal, surety, endorser, guarantor or otherwise, and including without limitation all expenses, including attorneys' fees, incurred by Lessor or Bank in connection with any such liabilities or obligations or any security therefor.

<Page 8>

            17. Lessee agrees to pay a later charge of 5 cents per dollar on any rent installment in default ten (10) days or more not theretofore accelerated.

            18. Lessee agrees that this lease is irrevocable for the Entire Term, that Lessee's obligations under this lease are absolute and shall continue without abatement and regardless of any disability of Lessee to use the Equipment or any part thereof because of any reason including, but not limited to war, act of God, governmental regulations, strike, loss, damage, destruction, obsolescence, failure of or delay in delivery, failure of the Equipment to operate properly, termination by operation of law or any other cause. Lessee warrants that the application, statements and credit or financial information submitted by it to Lessor are true and correct and made to induce Lessor to enter into this lease and to order the Equipment from Seller. Lessee will provide to Lessor audited annual financial statements and such other interim financial statements as Lessor may request, such financial statements to be furnished within 120 days after the end of each fiscal year or appropriate interim period of Lessee during the Entire Term of this lease.

            19. Lessor warrants, covenants and agrees that upon expiration or termination of this lease and any renewal hereof, with respect to any item of Equipment, Lessee shall, at its expense, return such Equipment in the same condition as received, reasonable wear and tear excepted, by delivering same to Lessor or to a place designated by Lessor, unless Lessor shall elect to abandon all or part of such Equipment.

            20. Lessee further agrees that upon expiration of this lease it shall pay promptly all costs, expenses and obligations of every kind and nature relating to the Equipment which may arise or become due during the term of this lease, whether or not specifically mentioned herein. No rental or other sums payable by Lessee pursuant to this lease shall be subject to set-off, deduction, counterclaim or abatement, nor shall this lease terminate, nor shall Lessee be entitled to any credit against such rental or other sums for any reason whatsoever, including, but not in any way limited to any damage to or destruction of the Equipment or any item thereof, any limitation, restriction, deprivation or prevention of, or any interference with Lessee's use of the Equipment or any item thereof, whether the same shall be lawful or unlawful, any dispossession of Lessee from the Equipment or any item thereof by title paramount or otherwise;
the requisition or taking by statute or by exercise of the power of eminent domain or other governmental authority or otherwise, or by injunction or by any private person, of the Equipment or any item thereof, the prohibition of Lessee's business, in whole or in part, whether pursuant to law or otherwise, or any reason whether similar or dissimilar to the foregoing.

<Page 9>

            21. Lessee hereby agrees that all actions or proceedings arising directly or indirectly from or in connection with this lease shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York. Lessee consents to the jurisdiction of the foregoing courts and consents that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered or certified mail, return receipt requested, directed to Lessee at its address set forth in this lease (and service so made shall be deemed complete five (5) days after the same has been posted as aforesaid) or by personal service, or in such other manner as may be permissible under the rules of said courts. Lessee appoints any officer of Lessor as agent for the purpose of accepting service of any process within the State of New York, subject only to the condition that the officer promptly mail a copy of that process to Lessee at its address for notices hereunder.

            22. Any notice to a party hereunder shall be deemed given when mailed to said party by certified mail, return receipt requested, at its address set forth herein or such other address as either may designate for itself in such notice to the other.

            23. Whenever the sense of this agreement requires, words in the singular shall be deemed to include the plural and words in the plural shall be deemed to include the singular. If more than one Lessee is named herein, the liability of each shall be joint and several.

            24. This Agreement constitutes the entire mutual understanding of the parties regarding the within subject matter and may not be modified except in writing, signed by the party against whom such modification is asserted. Lessee shall have no option to purchase or otherwise acquire title to or ownership of any of the Equipment unless such option is set forth in writing signed by a duly authorized officer of Lessor.

            25. Notwithstanding Lessee's acknowledgment, if any, that this is a "true" lease, Lessee hereby authorizes Lessor, at its option and as contemplated by Section 9-408 of the New York
Uniform Commercial Code, to file financing statements covering the Equipment signed only by Lessor, and agrees to pay Lessor the actual fee for such filings.

            26. This lease shall be construed under the laws of the State of New York and shall not become effective until accepted by Lessor at its above office and upon such acceptance shall, subject to Paragraph 15 hereof, inure to and bind the parties, their successors, legal representatives and assigns. No provision hereof which may be construed as unenforceable shall in

<Page 10>

any way invalidate any other provision hereof, all of which shall remain in full force and effect. All representations, warranties, indemnities and agreements of Lessee contained in this lease shall survive and continue in full force and effect notwithstanding termination or expiration of this lease.

            No agent or employee of Seller is authorized to bind Lessor to this Lease, to alter or waive any term or condition hereof, or to add any provision hereto, notwithstanding any compensation or benefit that may be given by Lessor to Seller or any agent or employee of Seller.

            The undersigned agree to all Terms and Conditions set forth above and on the REVERSE SIDE HEREOF, and in witness thereof hereby execute this lease.

ACCEPTED: NEW YORK, N.Y.

DATE: July 28, 1993                LESSEE:  O'Brien Environmental
                                              Energy, Inc.
                                   Full Name of Individual,
                                   Partnership or Corporation

LESSOR:  BLT LEASING CORP.


By:/s/                             By:/s/
- - --------------------------         ------------------------------
                                       Person Authorized to
                                       Sign                 Title